UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2009

CAPTERRA FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in its charter)

Colorado	000-50764	20-0003432
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 Blake Street, Suite 310, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 893-1003

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to “us,” “we,” or “the Company” refer to CAPTERRA FINANCIAL GROUP, INC. and our subsidiaries.

Item 1.01 Entry into a Material Definitive Agreement.

We have previously executed and delivered to BOCO Investments, LLC. (BOCO) certain Promissory Notes evidencing indebtedness by us to BOCO. Specifically, we entered into the following Promissory Notes: that certain Promissory Note dated June 4, 2008 and as extended on September 2, 2008 between BOCO and us in the amount of $1,000,000; that certain Promissory Note dated September 4, 2008 between BOCO and us in the amount of $4,000,000; and that certain Promissory Note dated September 10, 2008 between BOCO and us in the amount of $750,000.

On March 31, 2009, we entered into extension agreements with BOCO with respect to these Promissory Notes. Specifically, that certain Promissory Note dated June 4, 2008 and as extended on September 2, 2008 between BOCO and us in the amount of $1,000,000 is extended to the close of business on September 25, 2009. That certain Promissory Note dated September 4, 2008 between BOCO and us in the amount of $4,000,000 is extended to the close of business on October 30, 2009. That certain Promissory Note dated September 10, 2008 between BOCO and us in the amount of $750,000 is extended to the close of business on September 25, 2009. Except as modified by the extension agreements, all of the terms of the Notes are ratified and reaffirmed and remain in full force and effect.

In connection with the extension agreements, we granted BOCO INVESTMENTS, LLC a warrant to purchase 1,500,000 common shares at a purchase price of $0.25 per share until October 30, 2012. We can also extend any of the Promissory Notes, in whole or in part, for an additional six months, upon written notice to BOCO from us of our intention to extend and written notice by us to BOCO of the amount of any of the Promissory Notes are to be extended. In consideration of this additional extension of the Promissory Notes, the Company will grant additional warrants to BOCO to purchase up to a total of 1,150,000 additional common shares at a price of $.25 per share for a period of three years from the date of the extension of the specific Promissory Note. The exact amount of common shares subject to the warrant will be prorated to the total percentage of the Promissory Note as may be extended.

Item 2.03 Creation of a Direct Financial Obligation.

See Item 1.01 above.

Item 9.01 Exhibits.

Exhibit
Number	Description
4.2	Warrant dated March 31, 2009 for BOCO INVESTMENTS, LLC.
10.38	Extension Agreement with BOCO Investments, LLC for June 4, 2008 Promissory Note, dated March 31, 2009
10.39	Extension Agreement with BOCO Investments, LLC for September 4, 2008 Promissory Note, dated March 31, 2009
10.40	Extension Agreement with BOCO Investments, LLC for September 10, 2008 Promissory Note, dated March 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2009	Capterra Financial Group, Inc.
	By:	/s/ James W. Creamer, III
James W. Creamer, III
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
4.2	Warrant dated March 31, 2009 for BOCO INVESTMENTS, LLC.
10.38	Extension Agreement with BOCO Investments, LLC for June 4, 2008 Promissory Note, dated March 31, 2009
10.39	Extension Agreement with BOCO Investments, LLC for September 4, 2008 Promissory Note, dated March 31, 2009
10.40	Extension Agreement with BOCO Investments, LLC for September 10, 2008 Promissory Note, dated March 31, 2009